UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2021 (February 17, 2021)

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 17, 2021, Sunnova Energy International Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Sunnova Energy Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Acquiror OpCo”), Moonroad LLC, a Delaware limited liability company and wholly owned subsidiary of Acquiror OpCo (“Merger Sub”), SunStreet Energy Group, LLC, a Delaware limited liability company (“SunStreet”), and Len X, LLC, a Florida limited liability company and the sole member of SunStreet (“Member”), pursuant to which SunStreet will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Acquiror OpCo (the “Surviving Entity”).

On the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, all of the limited liability interests of SunStreet, issued and outstanding immediately prior to the effective time of the Merger, shall be converted automatically into the right to receive up to 7,222,229 shares of Company common stock, par value $0.0001 (“Common Stock”), which is comprised of (i) 3,333,333 shares of Common Stock in initial consideration payable at closing (the “Base Shares”) and (ii) 3,888,896 million shares of Common Stock (the “Earnout Shares “together with the Base Shares, the “Merger Consideration”). All of the outstanding limited liability company interests in Merger Sub will be converted into 100% of the limited liability interests of the Surviving Entity, with the Acquiror OpCo owning all of the outstanding limited liability interests in the Surviving Entity at the closing of the Merger (the “Closing Date”).

The Merger Agreement contains customary representations and warranties of the Company and Merger Sub, on the one hand, and Member and SunStreet, on the other hand, relating to their respective businesses, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company and Member, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent.

At least ten business days prior to the Closing Date, the Company will make offers to certain employees related to SunStreet’s business. Upon consummation of the Merger, the Company expects that the combination of such employees and the provision of transition services by Lennar Corporation and its affiliates will allow the Company to operate SunStreet’s business as conducted prior to the Closing Date.

The completion of the Merger is subject to certain customary mutual conditions, including (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, (ii) the absence of any governmental order or law that makes consummation of the Merger illegal or otherwise prohibited, (iii) the Base Shares have been authorized for listing on the New York Stock Exchange, upon official notice of issuance and (iv) the parties entering into (A) a transition services agreement, (B) a stockholders agreement, providing for, among other things, certain registration rights and standstill provisions, (C) a Master Management & Services Agreement to be entered into between an affiliate of Lennar Corporation and the Surviving Entity, (D) initial tax equity fund documents and (E) an exclusivity agreement between Lennar Corporation and the Company, providing for, among other things, a four-year period of exclusivity. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality qualifiers), the absence of a material adverse effect on the other party and the other party having performed in all material respects its obligations under the Merger Agreement. Additionally, consummation of the Merger is conditioned upon certain key employees agreeing to employment at closing, all of whom have accepted their offers of employment to date.

The Merger Agreement contains termination rights for each of the Company and Member, including, among others, if the consummation of the Merger does not occur on or before September 1, 2021.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Earnout Agreement

On February 17, 2021, the Company and Member entered into an Earnout Agreement (the “Earnout Agreement”) in connection with the Merger. Pursuant to the terms of the Earnout Agreement and following the Closing Date, the Company may be required to issue a number of Earnout Shares to Member if the Company meets certain commercial milestones, including if (i) the Company and its subsidiaries place a certain number of PV systems into service and enter into qualifying customer agreements related to such PV system for annual periods over four years commencing on the Closing Date and (ii) prior to the fifth anniversary of the Closing Date, certain legally binding agreements relating to the development of microgrid communities are entered into.

The foregoing description of the Earnout Agreement and the transactions contemplated thereby does not purport to be complete and are qualified in their entirety by reference to the full text of the Earnout Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information regarding the Merger Agreement, the Earnout Agreement and the issuance of the Merger Consideration contemplated thereunder set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The Merger Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The Merger Consideration has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1*	Merger Agreement, by and among Sunnova Energy International Inc., Moonroad LLC, Sunnova Energy Corporation, SunStreet Energy Group, LLC and LEN X, LLC, dated as of February 17, 2021

10.1*	Earnout Agreement, by and between LEN X, LLC and Sunnova Energy International Inc., dated as of February 17, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and 601(b)(2). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: February 19, 2021	By:	/s/ Walter A. Baker
		Name:	Walter A. Baker
		Title:	Executive Vice President, General Counsel and Secretary